                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 16, 2001 (January 12, 2001)
                                                 -------------------------------------------



                              LOG ON AMERICA, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                    0-25761                   05-0496586
--------------------------------------------------------------------------------
(State or other jurisdic-          (Commission                (IRS Employer
 tion of incorporation)            File Number)             Identification No.)


One Cookson Place, 6th Floor       Providence, Rhode Island             02903
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:        (401) 459-6298
                                                     ---------------------------



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Item 5. Other Events.

         Legal Proceedings.

         On January 12, 2001, Log On America, Inc. ("LOA"), announced the filing of an action against Credit Suisse First Boston Corporation ("CSFB") seeking recovery of $100 Million for CSFB's gross negligence and material conflicts of interest as LOA's exclusive financial advisor.

For a more detailed description of LOA's action against CSFB, see our press release, dated January 12, 2001 attached hereto as Exhibit 99.1, and our complaint against CSFB attached hereto as Exhibit 99.2.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit No.       Description.
-----------       ------------
      99.1        Press release of Log On America, Inc., dated January 12, 2001.

      99.2 Complaint of Log On America, Inc. against Credit Suisse First Boston Corporation.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LOG ON AMERICA, INC.

January 16, 2001                              By: /s/ David R. Paolo
                                                 -------------------------------
                                                 David R. Paolo, President


                                       3
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                EXHIBIT  TITLE
------                                --------------

      99.1        Press release of Log On America, Inc., dated January 12, 2001.

      99.2 Complaint of Log On America, Inc. against Credit Suisse First Boston Corporation.






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